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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 1999



                                 PETsMART, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       0-21888                                            94-3024325
(Commission File No.)                          (IRS Employer Identification No.)



                             19601 NORTH 27TH AVENUE
                                PHOENIX, AZ 85027
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (623) 580-6100
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ITEM 4.                    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)      Previous independent accountants

                  (i) On April 30, 1999, the Registrant dismissed PricewaterhouseCoopers LLP as its independent accountants.

                  (ii) The reports of PricewaterhouseCoopers LLP on the Registrant's financial statements as of February 1, 1998 and January 31, 1999 and for each of the years in the three-year period ended January 31, 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) The decision to dismiss PricewaterhouseCoopers LLP was approved by the Registrant's Audit Committee.

                  (iv) During the Registrant's two most recent fiscal years and through the subsequent interim period ended April 30, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report.

                  (v) During the two most recent fiscal years and through April 30, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi)     The Registrant has requested that
                           PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. Such letter is filed as Exhibit
                           16.1 hereto.

         (b)      New independent accountants

                  (i) The Registrant engaged Deloitte & Touche LLP as its new independent accountants as of April 30, 1999. During the two most recent fiscal years and through April 30, 1999, the Registrant has not consulted with Deloitte & Touche LLP on items which (1) were or should have been subject to Statement of Auditing Standard No. 50 or (2) concerned the subject matter of a disagreement or reportable event with the former accountants (as described in Regulation S-K Item 304(a)(2)).


                                       2.
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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Exhibits

                  Exhibit No.       Description

                  16.1              Letter dated May 5, 1999 from
                                    PricewaterhouseCoopers LLP, the Registrant's former accountants to the SEC.


                                       3.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 PETsMART, INC.



Dated:  May 10, 1999                 By:     /s/ Neil T. Watanabe
                                             ----------------------
                                             Neil T. Watanabe
                                             Executive Vice President and Chief
                                             Financial Officer


                                       4.
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                                    Exhibit Index



                  Exhibit No.       Description

                  16.1              Letter dated May 5, 1999 from
                                    PricewaterhouseCoopers LLP, the Registrant's former accountants to the SEC.